SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2001


                           CHROMCRAFT REVINGTON, INC.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     1-13970                   35-1848094
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


         1100 North Washington Street, Delphi, Indiana            46923
         ---------------------------------------------           --------
          (Address of Principal Executive Offices)               Zip Code



                                 (765) 564-3500
                  -------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On July 17, 2001, Chromcraft Revington, Inc. issued the press release attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release, dated July 17, 2001





                                     * * * *








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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHROMCRAFT REVINGTON, INC.
                                                   (Registrant)


         Date: July 18, 2001                 By: /s/ Frank T. Kane
                                                 ----------------------
                                                 Frank T. Kane,
                                                 Vice President-Finance,
                                                 Chief Financial Officer
                                                 and Secretary


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

                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

99.1                                        Press Release, dated July 17, 2001













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